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                                                                 EXHIBIT 10.1(g)


               SIXTH AMENDMENT TO CREDIT AGREEMENT DATED 4/28/98


         This Sixth Amendment to Credit Agreement dated as of August 11, 2000 by and between Talon Automotive Group, Inc., a Michigan corporation ("TAG"), Veltri Metal Products Co., a Nova Scotia corporation ("Veltri") (Veltri, called together with TAG, the "Borrowers"), the Banks party hereto, and Comerica Bank, a Michigan banking corporation, as agent for the Banks (in such capacity, "Agent").

         WHEREAS, Borrowers, Agent and the Banks entered into a certain Credit Agreement dated as of April 28, 1998, a certain First Amendment to Credit Agreement dated as of August 31, 1998, a certain Second Amendment to Credit Agreement dated as of March 26, 1999, a certain Third Amendment to Credit Agreement dated as of December 30, 1999, a certain Fourth Amendment to Credit Agreement dated as of February 15, 2000 and a certain Fifth Amendment to Credit Agreement dated as of June 27, 2000 (as so amended, the "Agreement"), pursuant to which Borrowers incurred certain indebtedness and obligations and granted the Agent, on behalf of the Banks, certain security for such indebtedness and obligations;

         WHEREAS, Borrowers have requested Agent and Banks to amend certain provisions of the Agreement and to grant waivers of certain provisions of the agreement; and

         WHEREAS, Agent and the Banks are willing to do so, but only on the terms and conditions set forth herein;

         NOW, THEREFORE, it is agreed:

1.       DEFINITIONS

         1.1 Capitalized terms used herein and not defined to the contrary have the meanings given them in the Agreement.

2.       AMENDMENT

         2.1 The following definitions are hereby added to Article 1 of the Agreement by inserting them in correct alphabetical sequence among the existing definitions therein:

             "'Sixth Amendment Effective Date' shall mean the date specified in a written notice from Agent, on which all of the conditions to the effectiveness of the Sixth Amendment to Credit Agreement dated as of August 11, 2000 between Borrowers, Agent and Banks have been satisfied in accordance with Section 5.1 thereof."

             "'Covenant Waiver Period' shall mean the period commencing retroactively, as of June 30, 2000 and ending as of close of business on September 29, 2000."

         2.2 Section 1.16 of the Agreement is hereby amended and restated in its entirety as follows:

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                  "1.16  Borrowing Base shall mean, as of any date, the sum of:

                         (a) eighty five percent (85%) of the value of Eligible
                  Accounts Receivable, plus

                         (b) fifty percent (50%) of the value of Eligible
                  Inventory, plus

                         (c) the lesser of Fifteen Million Dollars ($15,000,000)
                  or fifty percent (50%) of the Eligible Tooling Invoices, plus

                         (d) seventy five percent (75%) of the net realizable
                  value of Eligible Real Estate, to the extent Agent has obtained an appraisal in form and content satisfactory to Agent identifying the net realizable value for such Eligible Real Estate, plus

                         (e) eighty percent (80%) of the forced liquidation
                  value of Eligible Equipment, to the extent Agent has obtained an appraisal in form and content satisfactory to Agent for such Eligible Equipment, plus (ii) sixty percent (60%) of the net book value (adjusted monthly upon the delivery of financial statements) of Eligible Equipment acquired after the last delivery of an appraisal of Eligible Equipment, satisfactory to Agent."

3.       WAIVER

         3.1 For the Covenant Waiver Period only, Agent and the Banks hereby waive Borrowers' failure to comply with the covenants set forth in
Section 10.4(a) and 10.4(c) of the Agreement as of the fiscal quarter ended June 30, 2000 any Default or Event of Default arising as a result of a breach such covenants; provided however that this waiver shall automatically terminate upon expiration of the Covenant Waiver Period without further act, demand or notice by Agent or any Bank.

4.       REPRESENTATIONS

         Borrowers hereby represents and warrants that:

         4.1 Execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Borrowers' powers, have been duly authorized, are not in contravention of law or the terms of Borrowers' Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority.

         4.2 This Amendment, and the Agreement as amended by this Amendment, and any other documents and instruments required under this Amendment or the Agreement, when issued and delivered under this Amendment or the Agreement, will be valid and binding in accordance with their terms.

         4.3 The continuing representations and warranties of Borrowers set forth in Sections 8.1






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through 8.7 and 8.9 through 8.19 of the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

         4.4 The continuing representations and warranties of Borrowers set forth in Section 8.8 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to Bank by Borrowers in accordance with Section 9.1 of the Agreement.

         4.5 Except to the extent expressly waived hereby to the best of Borrowers' knowledge, no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

5.       MISCELLANEOUS

         5.1 This Amendment may be executed in as many counterparts as Agent, Banks and Borrowers deem convenient and shall be deemed to be effective upon the date of satisfaction of the following conditions: (a) delivery to Agent of counterparts hereof executed by each of the Borrowers, Agent and the Majority Banks; (b) delivery by Borrowers to Agent, in form and substance satisfactory to Agent, of each of the documents and instruments listed on the Checklist attached as Exhibit "A" hereto; and (c) payment by Borrowers to Agent, for the distribution to the Banks, of an amendment and waiver fee in the amount of .05 percent of the Revolving Commitment. Agent shall provide Banks with notice of the date upon which this Amendment becomes effective.

         5.2 Borrowers shall pay all of Agent's legal costs and expenses (including attorneys' fees and expenses) incurred in the negotiation, preparation and closing hereof, including, without limitation, costs of all lien searches and financing statement filings.

         5.3 Except as specifically set forth herein, nothing set forth in this Amendment shall constitute, or be interpreted or construed to constitute, a waiver of any right or remedy of Agent or the Banks, or of any default or Event of Default whether now existing or hereafter arising.


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         WITNESS the due execution hereof as of the day and year first above written.

TALON AUTOMOTIVE GROUP, INC.             VELTRI METAL PRODUCTS CO.

By:                                      By:
   ------------------------------           ------------------------------
Its:                                     Its:
    -----------------------------            -----------------------------
COMERICA BANK, as Agent and Bank         LASALLE BANK NATIONAL
                                         ASSOCIATION (formerly LaSalle National
                                         Bank)

By:                                      By:
   ------------------------------           ------------------------------
Its:                                     Its:
    -----------------------------            -----------------------------
NATIONAL BANK OF CANADA,                 PARIBAS
  NEW YORK BRANCH

By:                                      By:
   ------------------------------           ------------------------------
Its:                                     Its:
    -----------------------------            -----------------------------
And                                      And

By:                                      By:
   ------------------------------           ------------------------------
Its:                                     Its:
    -----------------------------            -----------------------------

MICHIGAN NATIONAL BANK                   BANK BOSTON, N.A.

By:                                      By:
   ------------------------------           ------------------------------
Its:                                     Its:
    -----------------------------            -----------------------------
And

By:                                      By:
   ------------------------------           ------------------------------
Its:                                     Its:
    -----------------------------            -----------------------------



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DRESDNER BANK AG NEW YORK AND
GRAND CAYMEN BRANCHES


By:                                      By:
    -----------------------------            -----------------------------
Its:                                     Its:
    -----------------------------            -----------------------------
And

By:                                      By:
    -----------------------------            -----------------------------
Its:                                     Its:
    -----------------------------            -----------------------------


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